      As filed with the Securities and Exchange Commission on July 13, 2001
                    Registration Statement No. ____________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                ----------------

             Pennsylvania                                25-1435979
   (State or other jurisdiction of           (IRS Employer Identification No.)
    incorporation or organization)


                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                                 (412) 762-1553
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ----------------

          THE PNC FINANCIAL SERVICES GROUP, INC. INCENTIVE SAVINGS PLAN
                           PNC RETIREMENT SAVINGS PLAN
                            (Full title of the plans)

                                ----------------

                              Walter E. Gregg, Jr.
                                  Vice Chairman
                     The PNC Financial Services Group, Inc.
                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                                 (412) 762-2281
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                               Steven Kaplan, Esq.
                                 Arnold & Porter
                            555 Twelfth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 942-5000
                              ---------------------

                         Calculation of Registration Fee

---------------------------------------------------------------------------------------------------------
 Title of securities to be      Amount to be     Proposed maximum    Proposed maximum       Amount of
        registered            registered (1)(2)   offering price    aggregate offering    registration
                                                   per share (3)         price (3)             fee
---------------------------------------------------------------------------------------------------------
  Common Stock, $5.00 Par
         Value (4)             5,000,000 (5)          $62.47            $312,350,000        $78,087.50

---------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.

(2) Pursuant to Rule 416 under the Securities Act, this Registration Statement also covers any additional securities which may become issuable pursuant to stock splits, stock dividends or similar transactions, without the need for any post-effective amendment.

(3) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(h). Calculated on the basis of the average of the high and low sale prices of the Registrant's Common Stock as reported on July 11, 2001 on the New York Stock Exchange, which date is within 5 business days prior to the date of the filing of this Registration Statement.

(4) Each share of Common Stock includes a Preferred Share Purchase Right pursuant to the Registrant's Rights Agreement.

(5) This Registration Statement also relates to the shares registered under Form S-8 Registration Statement No. 33-25140, and Post-Effective Amendment No. 1 thereto, and to the shares registered under Form S-8 Registration Statement No. 333-03901. Shares issuable under The PNC Financial Services Group, Inc. Incentive Savings Plan and under the PNC Retirement Savings Plan have been previously registered under the Securities Act, of which 758,384 are being carried forward pursuant to this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The purpose of this Registration Statement is to register an additional 5,000,000 shares of Common Stock for issuance pursuant to The PNC Financial Services Group, Inc. Incentive Savings Plan and the PNC Retirement Savings Plan, and an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein. Pursuant to General Instruction E to Form S-8, except as set forth below, the contents of Registration Statement No. 33-25140, and Post-Effective Amendment No. 1 thereto, are incorporated herein by reference.

ITEM 8.    EXHIBITS

Exhibit 4.1 Articles of Incorporation of the Corporation, as amended and restated as of April 24, 2001, incorporated by reference from
                  Exhibit 3.1 to the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001. (File No. 1-9718).

Exhibit 4.2 By-Laws of the Corporation, as amended, incorporated by reference from Exhibit 3.2 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

Exhibit 4.3 Rights Agreement, dated as of May 15, 2000, between the Corporation and The Chase Manhattan Bank, which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C, incorporated by reference from Exhibit 1 to the Corporation's Report on Form 8-A filed May 23, 2000.

Exhibit 5.1* Determination Letter of the Internal Revenue Service, dated June 21, 1995, with respect to the Corporation's Incentive Savings Plan.

Exhibit 5.2 Determination Letter of the Internal Revenue Service, dated May 28, 1998, with respect to the PNC Retirement Savings Plan, filed herewith.

Exhibit 23        Consent of Ernst & Young, LLP, filed herewith.


Exhibit 24        Powers of Attorney, filed herewith.

----------------------
*  Previously filed

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on July 13th, 2001.



                                     THE PNC FINANCIAL SERVICES GROUP, INC.
                                     (Registrant)

                                     By:  /s/  Robert L. Haunschild
                                          ------------------------------
                                           (Signature and Title)
                                           Robert L. Haunschild,
                                           Senior Vice President and
                                           Chief Financial Officer


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated:

             SIGNATURE                                      TITLE                             DATE

*                                             Chairman, President, Chief Executive         July 5, 2001
----------------------------------------      Officer and Director (Principal Executive
James E. Rohr                                 Officer)




/s/ Robert L. Haunschild                      Senior Vice President and Chief Financial    July 13, 2001
----------------------------------------      Officer (Principal Financial Officer)
Robert L. Haunschild



*                                             Controller (Principal Accounting Officer)    July 5, 2001
----------------------------------------
Samuel R. Patterson

             SIGNATURE                                      TITLE                             DATE


*                                             Vice Chairman and Director                   July 5, 2001
----------------------------------------
Walter E. Gregg, Jr.



*                                             Director                                     July 5, 2001
----------------------------------------
Paul W. Chellgren



*                                             Director                                     July 5, 2001
----------------------------------------
Robert N. Clay



*                                             Director                                     July 5, 2001
----------------------------------------
George A. Davidson, Jr.



*                                             Director                                     July 5, 2001
----------------------------------------
David F. Girard-diCarlo



*                                             Director                                     July 5, 2001
----------------------------------------
William R. Johnson



*                                             Director                                     July 5, 2001
----------------------------------------
Bruce C. Lindsay



*                                             Director                                     July 5, 2001
----------------------------------------
W. Craig McClelland



*                                             Director                                     July 5, 2001
----------------------------------------
Thomas H. O'Brien


             SIGNATURE                                      TITLE                             DATE


*                                             Director                                     July 5, 2001
----------------------------------------
Jane G. Pepper



*                                             Director                                     July 5, 2001
----------------------------------------
Lorene K. Steffes



*                                             Director                                     July 5, 2001
----------------------------------------
Thomas J. Usher



*                                             Director                                     July 5, 2001
----------------------------------------
Milton A. Washington



*                                             Director                                     July 5, 2001
----------------------------------------
Helge H. Wehmeier




*By:  /s/  Thomas R. Moore
      --------------------------------
      Thomas R. Moore, Attorney-in-Fact,
      pursuant to Powers of Attorney filed
      herewith


         The Plan. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefits plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this July 13th, 2001.


                                         THE PNC FINANCIAL SERVICES
                                         GROUP, INC. INCENTIVE SAVINGS PLAN
                                         (Plan)

                                         By:  /s/  James S. Gehlke
                                              ------------------------------
                                               (Signature and Title)
                                               James S. Gehlke,
                                               Plan Manager/Administrator

         The Plan. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefits plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this July 13th, 2001.


                                        PNC RETIREMENT SAVINGS PLAN
                                        (Plan)

                                        By:  /s/  James S. Gehlke
                                             ------------------------------
                                              (Signature and Title)
                                              James S. Gehlke,
                                              Plan Manager/Administrator

INDEX TO EXHIBITS
-----------------

Exhibit 4.1 Articles of Incorporation of the Corporation, as amended and restated as of April 24, 2001, incorporated by reference from
                  Exhibit 3.1 to the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001. (File No. 1-9718).

Exhibit 4.2 By-Laws of the Corporation, as amended, incorporated by reference from Exhibit 3.2 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

Exhibit 4.3 Rights Agreement, dated as of May 15, 2000, between the Corporation and The Chase Manhattan Bank, which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C, incorporated by reference from Exhibit 1 to the Corporation's Report on Form 8-A filed May 23, 2000.

Exhibit 5.1* Determination Letter of the Internal Revenue Service, dated June 21, 1995, with respect to the Corporation's Incentive Savings Plan.

Exhibit 5.2 Determination Letter of the Internal Revenue Service, dated May 28, 1998, with respect to the PNC Retirement Savings Plan, filed herewith.

Exhibit 23        Consent of Ernst & Young, LLP, filed herewith.

Exhibit 24        Powers of Attorney, filed herewith.


----------------------
*  Previously filed